             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

 .... Municipal Premium Income Trust  . . . . . . . . . . . .
     InterCapital Insured Municipal Trust
     InterCapital Insured Municipal Income Trust
     InterCapital Insured Municipal Bond Trust
     InterCapital Quality Municipal Income Trust
     InterCapital Quality Municipal Investment Trust
     InterCapital California Insured Municipal Income Trust
        (Name of Registrant(s) Specified in its Charter)

 .... Lou Anne McInnis                  . . . . . . . . . . . . .
        (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):


[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[     ]  Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                     INTERCAPITAL INSURED MUNICIPAL TRUST
                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
               INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
                        MUNICIPAL PREMIUM INCOME TRUST


                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS


                           TO BE HELD MAY 20, 1997

   Special Meetings of Shareholders ("Meeting(s)") of INTERCAPITAL INSURED MUNICIPAL TRUST, INTERCAPITAL INSURED MUNICIPAL BOND TRUST, INTERCAPITAL INSURED MUNICIPAL INCOME TRUST, INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST, INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST, INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST, MUNICIPAL PREMIUM INCOME TRUST (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 20, 1997 at 11:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:


     1. For each Trust, to elect one (1) Trustee to serve until the expiration of his indicated respective terms or until his successor shall have been elected and qualified;


     2. For each Trust, to approve or disapprove a new Investment Management Agreement or Investment Advisory Agreement between the Trust and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

   Shareholders of record of each Trust as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 with respect to each Trust and will vote against any such adjournment those proxies to be voted against that proposal.
                                                       BARRY FINK
                                                        Secretary


March 19, 1997
New York, New York

                                  IMPORTANT
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT YOU CAST YOUR VOTE:


   --  FOR the election of the Trustee nominated for election.


   -- FOR approval of each new Investment Management Agreement or Investment Advisory Agreement.

                            YOUR VOTE IS IMPORTANT

                     INTERCAPITAL INSURED MUNICIPAL TRUST
                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
               INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST
                        MUNICIPAL PREMIUM INCOME TRUST


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                              -----------------
                            JOINT PROXY STATEMENT
                              ------------------

                       SPECIAL MEETINGS OF SHAREHOLDERS


                                 MAY 20, 1997

   This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of INTERCAPITAL INSURED MUNICIPAL TRUST ("INSURED MUNI TRUST"), INTERCAPITAL INSURED MUNICIPAL BOND TRUST ("INSURED MUNI BOND"), INTERCAPITAL INSURED MUNICIPAL INCOME TRUST ("INSURED MUNI INCOME"), INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("CAL INSURED MUNI INCOME"), INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST ("QUALITY MUNI INCOME"), INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST ("QUALITY MUNI INVESTMENT") and MUNICIPAL PREMIUM INCOME TRUST ("MUNI PREMIUM") (individually, a "Trust" and, collectively, the "Trusts") for use at the Special Meetings of Shareholders of the Trusts to be held jointly on May 20, 1997 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominee for election as Trustee and in favor of Proposal 2 set forth in the attached Notice of Special Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (if returned and received in time to be voted), or attendance and voting at the Special Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.

   The holders of shares ("Shareholders") of record of each Trust as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

   The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:


                           NUMBER OF COMMON   NUMBER OF PREFERRED
                          SHARES OUTSTANDING  SHARES OUTSTANDING
                                AS OF                AS OF
                            MARCH 12, 1997      MARCH 12, 1997
NAME OF FUND                (RECORD DATE)        (RECORD DATE)
-----------------------  ------------------  -------------------
INSURED MUNI TRUST......      22,427,213             2,600
INSURED MUNI BOND.......       5,137,563               600
INSURED MUNI INCOME  ...      30,557,613             3,100
CAL INSURED MUNI
 INCOME.................      13,069,613             1,300
QUALITY MUNI INCOME ....      33,715,013             4,160
QUALITY MUNI
 INVESTMENT.............      18,077,913             2,100
MUNI PREMIUM............      24,864,724             1,000

   The cost of soliciting proxies for these Special Meetings of Shareholders, consisting principally of printing and mailing expenses and which is expected to be approximately $90,000, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover & Co. ("DWDC") and 10% of the cost will be borne by the Trusts. The total cost of soliciting proxies borne by each Trust is estimated to be approximately as follows: INSURED MUNI TRUST--$1,350, INSURED MUNI BOND--$750, INSURED MUNI INCOME--$1,650, CAL INSURED MUNI INCOME--$950, QUALITY MUNI INCOME--$1,850, QUALITY MUNI INVESTMENT--$1,150 AND MUNI PREMIUM--$1,300. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Trust Company ("DWTC"), Dean Witter Services Company Inc. ("DWSC") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, InterCapital may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $5,000 for each Trust and will be borne by DWDC.

   William F. Doring & Co. and DWTC may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by DWDC.

                    (1) ELECTION OF TRUSTEE FOR EACH TRUST

   The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently eight Trustees for each Trust. At the Meetings, pursuant to each Trust's Declaration of Trust, one nominee is to be elected to each Trust's Board of Trustees by the holders of the

Common Shares and the Preferred Shares voting together as a single class. Mr. Wayne E. Hedien has been nominated by the Board of each Trust for election as Trustee for the first time and is standing for election at the Meetings to serve for the following terms, in accordance with each Trust's Declaration of Trust as set forth below:

                                           Mr. Wayne E. Hedien
                                           -----------------------------
          INSURED MUNI TRUST               until 1997 Annual Meeting
          INSURED MUNI BOND                until 1999 Annual Meeting
          INSURED MUNI INCOME              until 1999 Annual Meeting
          CAL INSURED MUNI INCOME          until 1999 Annual Meeting
          QUALITY MUNI INCOME              until 1997 Annual Meeting
          QUALITY MUNI INVESTMENT          until 1997 Annual Meeting
          MUNI PREMIUM                     until 1997 Annual Meeting

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Hedien, who has been nominated for election at the Meetings, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and InterCapital and thus, are not Independent Trustees. The nominee for election as Trustee has been proposed by the Independent Trustees now serving. All of the members of the Boards currently serving have been elected previously by the Shareholders of the Trusts.

   The nominee of the Board of Trustees for election as Trustee is listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominee, to vote all validly executed proxies for the election of the nominee, Wayne E. Hedien. Should the nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. The nominee has consented to being named in this Proxy Statement and to serve if elected (if elected, Mr. Hedien's term will commence September 1, 1997). The Trusts know of no reason why the said nominee would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominee listed above requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class).

   Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class III Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, Mr. Wayne E. Hedien, the nominee for Trustee will, if elected, serve until the

Annual Meetings for each Trust as set forth above, or until his successor shall have been elected and qualified. As a consequence of this method ofelection, the replacement of a majority of each of the Boards could be delayed for up to two years.


   The following information regarding the nominee for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Trusts, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Trusts, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").


   The nominee for Trustee to be elected at the Meetings is:

   WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.


   The Trustees who are not standing for re-election at the Meetings are:

   MICHAEL BOZIC, Trustee of each Trust since April, 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November,
1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.


   CHARLES A. FIUMEFREDDO, Trustee of each Trust since July, 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   EDWIN JACOB (JAKE) GARN, Trustee of each Trust since January, 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.


   JOHN R. HAIRE, Trustee since January, 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).


------------
* This is the date the Trustee began serving the Dean Witter Funds complex.

   MANUEL H. JOHNSON, Trustee of each Trust since July, 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   MICHAEL E. NUGENT, Trustee of each Trust since July, 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.


   PHILIP J. PURCELL, Trustee of each Trust since April, 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Trustee of each Trust since April, 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995) and formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991).


   The executive officers of each Trust are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter
M. Avelar, Jonathan R. Page, Joseph Arcieri, Gerard Lian and Katherine H. Stromberg are Vice Presidents of each Trust and Frank Bruttomesso, Marilyn K. Cranney, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Trust.

   Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and Director of DWTC (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April, 1996) and Chief Investment Officer of InterCapital and Director of DWTC (since April, 1996). He was previously Senior Vice President of InterCapital (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Willison is 53 years old and is currently Senior Vice President of InterCapital. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice


------------
* This is the date the Trustee began serving the Dean Witter Funds complex.

President of InterCapital. Mr. Arcieri is 48 years old and is currently Vice President of InterCapital. Mr. Lian is 42 years old and is currently Vice President of InterCapital. Ms. Stromberg is 48 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992). Other than Mr. Scanlan, Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.

   Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the merger of Morgan Stanley Group Inc. with DWDC, at least 75% of the members of the Board of Trustees of each Trust will not be "interested persons" (as defined in the 1940 Act) of InterCapital. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

     NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                                     COMMITTEE
                                                      OF THE
                                        BOARD OF    INDEPENDENT      AUDIT      DERIVATIVES
                             FISCAL     TRUSTEES     TRUSTEES      COMMITTEE     COMMITTEE
NAME OF FUND                YEAR-END    MEETINGS     MEETINGS      MEETINGS      MEETINGS
------------------------  ----------  ----------  -------------  -----------  -------------
INSURED MUNI TRUST.......   10/31/96       6            10             3             3
INSURED MUNI BOND .......   10/31/96       6            10             3             3
INSURED MUNI INCOME  ....   10/31/96       6            10             3             3
CAL INSURED MUNI INCOME     10/31/96       6            10             3             3
QUALITY MUNI INCOME  ....   10/31/96       6            10             3             3
QUALITY MUNI INVESTMENT     10/31/96       6            10             3             3
MUNI PREMIUM ............    5/31/96       6            10             3             5

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with InterCapital Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the record date for these meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

   Each Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (each Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by InterCapital or an affiliated company receive no compensation or expense reimbursement from the Trust.

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including each of the Trusts represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Trusts.


   The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust for its last fiscal year, and the retirement benefits accrued to each Trust's Independent Trustees by the Trust for its last fiscal year and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, as of the end of the Trust's last fiscal year.

INTERCAPITAL INSURED MUNICIPAL TRUST

                                     FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                             --------------------------------     ----------------------------------------------
                                                                     ESTIMATED                        ESTIMATED
                                                 RETIREMENT        CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT         OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS          RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES       (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------     --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  357                10             50.0%          $  850
Edwin J. Garn ..............       1,800              595                10             50.0              850
John R. Haire ..............       3,850            3,886                10             50.0            2,184
Dr. Manuel H. Johnson  .....       1,750              240                10             50.0              850
Michael E. Nugent ..........       1,750              450                10             50.0              850
John L. Schroeder...........       1,750              686                 8             41.7              708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                                     FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                             --------------------------------     ----------------------------------------------
                                                                     ESTIMATED                        ESTIMATED
                                                 RETIREMENT        CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT         OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS          RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES       (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------     --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  357                10             50.0%          $  850
Edwin J. Garn ..............       1,800              595                10             50.0              850
John R. Haire ..............       3,850            4,120                10             50.0            2,296
Dr. Manuel H. Johnson  .....       1,750              240                10             50.0              850
Michael E. Nugent ..........       1,750              450                10             50.0              850
John L. Schroeder...........       1,750              686                 8             41.7              708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  393             10             50.0%          $  950
Edwin J. Garn ..............       1,800              664             10             50.0              950
John R. Haire ..............       3,850            3,008             10             50.0            1,735
Dr. Manuel H. Johnson  .....       1,750              265             10             50.0              950
Michael E. Nugent ..........       1,750              499             10             50.0              950
John L. Schroeder...........       1,750              763              8             41.7              792

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  357             10             50.0%          $  850
Edwin J. Garn ..............       1,800              595             10             50.0              850
John R. Haire ..............       3,850            2,904             10             50.0            1,715
Dr. Manuel H. Johnson  .....       1,750              240             10             50.0              850
Michael E. Nugent ..........       1,750              450             10             50.0              850
John L. Schroeder...........       1,750              686              8             41.7              708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  357             10             50.0%          $  850
Edwin J. Garn ..............       1,800              595             10             50.0              850
John R. Haire ..............       3,850            3,419             10             50.0            1,961
Dr. Manuel H. Johnson  .....       1,750              240             10             50.0              850
Michael E. Nugent ..........       1,750              450             10             50.0              850
John L. Schroeder...........       1,750              686              8             41.7              708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  357             10             50.0%          $  850
Edwin J. Garn ..............       1,800              595             10             50.0              850
John R. Haire ..............       3,850            4,120             10             50.0            2,296
Dr. Manuel H. Johnson  .....       1,750              240             10             50.0              850
Michael E. Nugent ..........       1,750              450             10             50.0              850
John L. Schroeder...........       1,750              686              8             41.7              708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.

MUNICIPAL PREMIUM INCOME TRUST

                                     FUND COMPENSATION                  ESTIMATED RETIREMENT BENEFITS
                             --------------------------------  ----------------------------------------------
                                                                  ESTIMATED                        ESTIMATED
                                                 RETIREMENT     CREDITED YEARS     ESTIMATED        ANNUAL
                                 AGGREGATE         BENEFIT      OF SERVICE AT    PERCENTAGE OF     BENEFITS
                               COMPENSATION      ACCRUED AS       RETIREMENT       ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND    FUND EXPENSES    (MAXIMUM 10)    COMPENSATION    RETIREMENT(1)
---------------------------  ---------------  ---------------  --------------  ---------------  -------------
Michael Bozic...............      $1,750           $  406             10             50.0%          $  850
Edwin J. Garn ..............       1,800              605             10             50.0              850
John R. Haire ..............       4,275            2,006             10             50.0            2,315
Dr. Manuel H. Johnson  .....       1,750              248             10             50.0              850
Michael E. Nugent ..........       1,700              431             10             50.0              850
John L. Schroeder...........       1,750              790              8             41.7              708

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

   The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                               FOR SERVICE AS
                                                                CHAIRMAN OF
                                                                COMMITTEE OF
                                FOR SERVICE                     INDEPENDENT                       TOTAL CASH
                               AS DIRECTOR OR  FOR SERVICE AS    DIRECTORS/      TOTAL CASH      COMPENSATION
                                TRUSTEE AND     TRUSTEE AND     TRUSTEES AND    COMPENSATION    FOR SERVICES TO
                                 COMMITTEE       COMMITTEE         AUDIT       FOR SERVICES TO  82 DEAN WITTER
                                MEMBER OF 82       MEMBER        COMMITTEES    82 DEAN WITTER    FUNDS AND 14
                                DEAN WITTER     OF 14 TCW/DW     OF 82 DEAN     FUNDS AND 14        TCW/DW
NAME OF INDEPENDENT TRUSTEES       FUNDS           FUNDS        WITTER FUNDS    TCW/DW FUNDS         FUNDS
----------------------------  --------------  --------------  --------------  ---------------  ---------------
Michael Bozic ...............     $138,850             --               --              --         $138,850
Edwin J. Garn ...............      140,900             --               --              --          140,900
John R. Haire ...............      106,400        $64,283         $195,450         $12,187          378,320
Dr. Manuel H. Johnson .......      137,100         66,483               --              --          203,583
Michael E. Nugent ...........      138,850         64,283               --              --          203,133
John L. Schroeder ...........      137,150         69,083               --              --          206,233




   The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 57 Dean Witter Funds (including each of the Trusts represented in this Proxy Statement) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.


                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                  ESTIMATED                                          ESTIMATE ANNUAL
                                CREDIT YEARS      ESTIMATED     RETIREMENT BENEFITS   BENEFITS UPON
                                 OF SERVICE       PERCENTAGE        ACCRUED AS       RETIREMENT FROM
                                AT RETIREMENT    OF ELIGIBLE        EXPENSES BY       ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES    (MAXIMUM 10)     COMPENSATION   ALL ADOPTING FUNDS      FUNDS(1)
----------------------------  ---------------  --------------  -------------------  ---------------
Michael Bozic ...............        10              50.0%            $20,147           $ 51,325
Edwin J. Garn ...............        10              50.0              27,772             51,325
John R. Haire ...............        10              50.0              46,952            129,550
Dr. Manuel H. Johnson .......        10              50.0              10,926             51,325
Michael E. Nugent ...........        10              50.0              19,217             51,325
John L. Schroeder............         8              41.7              38,700             42,771

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

   THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TRUSTEE NOMINATED FOR ELECTION.

           (2) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT OR NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND


   InterCapital currently serves as investment manager or investment adviser of each Trust pursuant to an investment management agreement or investment advisory agreement entered into by each Trust and InterCapital (each, a "Current Agreement" and collectively, the "Current Agreements"), and in that capacity provides investment advisory and, in certain cases, certain other services to the Trusts. InterCapital is a wholly-owned subsidiary of DWDC. The approval of a new investment management agreement or investment advisory agreement between each Trust and InterCapital (each, a "New Agreement" and collectively, the "New Agreements") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").


INFORMATION CONCERNING MORGAN STANLEY


   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.


THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


   Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of Morgan Stanley, John Mack.

   The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS AND NEW INVESTMENT ADVISORY AGREEMENTS

   In order to assure continuity of investment management or investment advisory services to each Trust after the Merger, the Board of each Trust met in person for the purpose of considering whether it would be in the best interests of each Trust and its Shareholders to enter into a New Agreement between each Trust and InterCapital which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Boards' Consideration"), the Board of each Trust, including each of the Independent Trustees, unanimously approved the New Agreements and recommended their respective approval by Shareholders.

   THE TERMS OF EACH NEW AGREEMENT, INCLUDING FEES PAYABLE BY A TRUST THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreements are fully described under "The Current Investment Management Agreement" or "The Current Investment Advisory Agreement" below. If approved by Shareholders, each New Agreement will continue in effect for an initial term expiring April 30, 1999. Each New Agreement will continue in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Trust and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of a Trust do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the concerned Trust and its respective Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, InterCapital will continue to provide services to the Trusts in accordance with the terms of the Current Agreements for such periods as may be approved at least annually by the Board of each Trust, including a majority of the Independent Trustees of that Trust.

REQUIRED VOTE

   Each New Agreement cannot be implemented unless approved at the Meetings, or any adjournments thereof, by a majority of the outstanding voting securities of the respective Trust (common shares and preferred shares voting together as a single class). Such a majority means the affirmative vote of:
(a) 67% or more of the shares of the respective Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Trust, whichever is less.

   THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT OR NEW INVESTMENT ADVISORY AGREEMENT.

THE BOARDS' CONSIDERATION


   At a special meeting of the Committee of the Independent Trustees of the Trusts held on February 20, 1997, at which each of the Independent Trustees of the Trusts was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated each of the New Agreements (the forms of which are attached hereto as Exhibits A and B). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Agreements is in the best interests of the respective Trust and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreements, the Trustees assessed the implications of the Merger for InterCapital and its ability to continue to provide services to the Trusts of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on InterCapital's personnel, management, facilities and financial capabilities and received assurances in this regard from senior management of DWDC and InterCapital that the Merger would not adversely affect InterCapital's ability to fulfill its obligations under its respective agreements with the Trusts or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of InterCapital and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Trusts to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Trusts will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Trusts will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of InterCapital represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Trusts.


   The Trustees also considered that each New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the dates of effectiveness and termination).

   Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of each Trust, including all of the Independent Trustees, determined that each of the New Agreements is in the best interests of each respective Trust and its Shareholders. ACCORDINGLY, THE BOARD OF EACH TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED EACH NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH TRUST.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

   Each Current Agreement of INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, QUALITY MUNI INCOME and QUALITY MUNI INVESTMENT (in this section, each "Trust" refers to each of the Trusts listed at the beginning of this section), provides that InterCapital shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Current Agreements, and that it shall continuously supervise the management of the assets of each Trust in a manner consistent with the investment objectives and policies of that Trust and subject to such other limitations and directions as the Board of the Trust may, from time to time, prescribe.

   InterCapital pays the compensation of the officers of each Trust and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. InterCapital also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of InterCapital, necessary or desirable). In return for its services and the expenses

InterCapital assumes under the Current Agreements, each Trust pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Trust's average weekly net assets as set forth in the table below:


                                                                           MANAGEMENT
                                                                           FEES PAID
                                                                        TO INTERCAPITAL      NET ASSETS
                                                         LAST FISCAL   DURING FUND'S LAST   AS OF FISCAL
FUND                          MANAGEMENT FEE RATE         YEAR END        FISCAL YEAR         YEAR END
-----------------------  ----------------------------  -------------  ------------------  --------------
INSURED MUNI TRUST......  0.35% to the Trust's average    10/31/96         $1,705,781       $485,849,477
                               weekly net assets
INSURED MUNI BOND ......  0.35% to the Trust's average    10/31/96         $  385,239       $109,231,950
                               weekly net assets
INSURED MUNI INCOME ....  0.35% to the Trust's average    10/31/96         $2,103,311       $591,015,793
                               weekly net assets
CAL INSURED MUNI
 INCOME.................  0.35% to the Trust's average    10/31/96         $  860,635       $244,209,669
                               weekly net assets
QUALITY MUNI INCOME ....  0.35% to the Trust's average    10/31/96         $2,605,581       $734,799,115
                               weekly net assets
QUALITY MUNI
 INVESTMENT.............  0.35% to the Trust's average    10/31/96         $1,333,150       $380,487,974
                               weekly net assets

   Under the Current Agreements, each Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Trust to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of InterCapital or any corporate affiliate of InterCapital; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by InterCapital); association dues; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of InterCapital's operations unless otherwise explicitly provided in the respective Current Agreements.

   The administrative services called for under the Current Agreements of INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, QUALITY MUNI INCOME and QUALITY MUNI INVESTMENT are performed by DWSC, a wholly-owned subsidiary of InterCapital, pursuant to a Services Agreement between InterCapital and DWSC.

THE CURRENT INVESTMENT ADVISORY AGREEMENT


   The Current Agreement of MUNI PREMIUM provides that InterCapital shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objective. InterCapital shall obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, InterCapital pays the compensation of all personnel, including officers of the Trust, who are its employees. InterCapital has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Board.

   In return for its investment services and the expenses which InterCapital assumes under the Current Agreement, the Trust pays InterCapital compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to the Trust's average weekly net assets as set forth in the table below:

                                                               ADVISORY FEES PAID
                                                                 TO INTERCAPITAL      NET ASSETS
                                                 LAST FISCAL   DURING TRUST'S LAST   AS OF FISCAL
TRUST                  ADVISORY FEE RATE          YEAR END         FISCAL YEAR         YEAR END
---------------  ----------------------------  -------------  -------------------  --------------
MUNI PREMIUM  ..  0.50% TO THE TRUST'S AVERAGE     5/31/96         $1,470,252        $355,587,431
                       weekly net assets


   Under the Current Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by InterCapital, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Administrator or InterCapital or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Administrator or InterCapital); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Current Agreement.

   The Current Agreement of each Trust, dated June 30, 1993, was initially approved by the Board of Trustees of each respective Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting of the Boards held on October 30, 1992 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, QUALITY MUNI INCOME and QUALITY MUNI INVESTMENT and, at a meeting held on December 2,

1992 for CAL INSURED MUNI INCOME and MUNI PREMIUM, called for the purpose of voting on the Current Agreements. The Shareholders of each Trust last approved the respective Current Agreement at their respective Annual Meeting of Shareholders held on October 29, 1996 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, QUALITY MUNI INCOME and QUALITY MUNI INVESTMENT and on December 27, 1996 for MUNI PREMIUM.

   After its respective initial term, each Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Agreement whose initial term expired prior to the date of this Proxy Statement has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board of each Trust held on April 17, 1996.


   Each Current Agreement also provides that it may be terminated at any time by InterCapital, the Trustees or by a vote of a majority of the outstanding voting securities (common shares and preferred shares voting together as a single class) of the applicable Trust, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

INTERCAPITAL

   Dean Witter InterCapital Inc. is each Trust's investment manager or investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, DWSC, InterCapital and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.


   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Trusts listed in this Proxy Statement and sets forth the fees payable to InterCapital by such companies, including the Trusts, and their net assets as of March 12, 1997.


   InterCapital's wholly-owned subsidiary, DWSC, pursuant to an Administration Agreement, serves as the Administrator of MUNI PREMIUM and receives from that Trust compensation which is computed and accrued weekly and payable monthly and which is determined by applying the annual rate of 0.25% to the Trust's average weekly net assets. During the fiscal year ended May 31, 1996 MUNI PREMIUM accrued to DWSC administrative fees of $918,907. After the consummation of the Merger and the approval of the New Agreement, DWSC will continue to provide the same services to the Trust as are being provided currently. DWSC also has its offices at Two World Trade Center, New York, New York 10048.

   During the fiscal years ended October 31, 1996 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, QUALITY MUNI INCOME and QUALITY MUNI INVESTMENT and May 31, 1996 for MUNI PREMIUM, each Trust accrued to DWTC, each Trust's Transfer Agent and an affiliate of InterCapital, transfer agency fees of $124,117, $32,204, $179,397, $63,380,
$187,876, $102,851 and $112,168, respectively. After the consummation of the Merger and the the approval of the New Agreements, DWTC will continue to provide the same services to each Trust as are being provided currently.


AFFILIATED BROKER


   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of the Trusts. During each of their respective last fiscal years, the Trusts paid no brokerage commissions to DWR.


                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received, as set forth in each Trust's previous proxy statement, by no later than April 7, 1997 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME and QUALITY MUNI INVESTMENT; April 30, 1997 for QUALITY MUNI INCOME; and July 3, 1997 for MUNI PREMIUM, for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL YEAR END, AND, IN THE CASE OF MUNI PREMIUM, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   DWDC, InterCapital, DWR, DWSC, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees

                                                   BARRY FINK
                                                   Secretary

                                                                      APPENDIX


   InterCapital serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management or advisory fee rate(s) applicable to such investment company.


                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT OR
                                                                          ADVISORY FEE RATE(S)
                                                       NET ASSETS           AS A PERCENTAGE
                                                     AS OF 03/12/97          OF NET ASSETS
                                                    --------------  ------------------------------
1.  DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND* ..  $  945,010,134 0.55% on assets up to $500 million, scaled down at
                                                                    various asset levels to 0.45%
                                                                    on assets over $1.25 billion
2.  DEAN WITTER LIMITED TERM MUNICIPAL TRUST* .....      61,210,093 0.50%
3.  DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST*     388,189,887 0.35%
4.  DEAN WITTER NATIONAL MUNICIPAL TRUST*..........      84,362,522 0.35% (1)
5.  DEAN WITTER NEW YORK TAX-FREE INCOME FUND* ....     185,662,118 0.55% on assets up to $500
                                                                    million and 0.525% on assets
                                                                    over $500 million
6.  DEAN WITTER TAX-EXEMPT SECURITIES TRUST* ......   1,158,271,636 0.50% on assets up to $500
                                                                    million, scaled down at
                                                                    various asset levels to 0.325%
                                                                    on assets over $1.25 billion
7.  INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME
    TRUST**........................................     240,850,768 0.35%
8.  INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL
    SECURITIES**...................................     201,480,242 0.35%
9.  INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
    SECURITIES**...................................      62,879,708 0.35%
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST** ...     108,687,697 0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST** .     577,173,893 0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES** ...     136,016,212 0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST** ........     481,829,417 0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL
    SECURITIES**...................................      92,491,556 0.35%
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST** .     726,527,989 0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT
    TRUST**........................................     377,428,244 0.35%
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES** ...     356,447,008 0.35%
18. MUNICIPAL INCOME TRUST**.......................     299,197,956 0.35% on assets up to $250
                                                                    million and 0.25% on assets
                                                                    over $250 million

                               A-1

                                                                           CURRENT INVESTMENT
                                                                             MANAGEMENT OR
                                                                          ADVISORY FEE RATE(S)
                                                       NET ASSETS           AS A PERCENTAGE
                                                     AS OF 03/12/97          OF NET ASSETS
                                                    --------------  ------------------------------
19. MUNICIPAL INCOME TRUST II**....................   $273,432,009  0.40% on assets up to $250
                                                                    million and 0.30% on assets
                                                                    over $250 million
20. MUNICIPAL INCOME TRUST III**...................     61,981,499  0.40% on assets up to $250
                                                                    million and 0.30% on assets
                                                                    over $250 million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST** ........    176,784,608  0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II** .....    174,666,431  0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III** ....    102,809,085  0.50%
24. MUNICIPAL PREMIUM INCOME TRUST**...............    350,292,786  0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT
    FUND***........................................     90,885,593  0.50%
26. DEAN WITTER HAWAII MUNICIPAL TRUST* ...........      3,522,850  0.35% (2)


------------
*      Open-end investment company
**     Closed-end investment company
*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions
(1) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the average daily net assets of that company.
(2) InterCapital has undertaken, until June 30, 1997, to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                                                                     EXHIBIT A

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the [  ] day of [     ], 1997, by and between
[      ,] an unincorporated business trust organized under the laws of the
Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund intends to engage in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

                                EX A-1

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund, all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) the cost and expense of printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation, calculated from the day following
effectiveness hereof, determined by applying the annual rate of [    ]* to
the Fund's average weekly net assets. For the purposes of calculating the management fee, the liquidation preference of any Preferred Shares issued by the Fund will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.


------------
* See page 18 of the Proxy Statement for a table setting forth the management fee rate(s) applicable to each Trust.


                             EX A-2

    7. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class) or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

   12. The Declaration of Trust, as amended, establishing [         ], dated
[     ], a copy of which, together with all amendments thereto (the
"Declaration"), is on file in the office of the Secretary of the Commonwealth
of Massachusetts, provides that the name [         ], as amended, refers to
the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or
agent of [         ] shall be held to any personal liability, nor shall
resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said
[          ], but the Trust Estate only shall be liable.

                             EX A-3

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          [                      ]

                                          By /s/ ..............................

Attest:

/s/ ........................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By /s/ ..............................

Attest:

/s/ ........................

                             EX A-4

                                                                     EXHIBIT B

                  FORM OF NEW INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the [  ] day of [    ,] 1997 by and between
[       ,] an unincorporated business trust organized under the laws of the
Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Adviser")

   WHEREAS, The Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereafter set forth; and

   WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

   1. The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire. The Investment Adviser shall, as agent for the Fund, maintain the Fund's records required in connection with the performance of its obligations under this Agreement and required to be maintained under the Act. All such records so maintained shall be the property of the Fund and, upon request therefor, the Investment Adviser shall surrender to the Fund such of the records so requested.

                             EX B-1

    3. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its officers and employees, if any, who are also officers of the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's administrator or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's administrator, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation determined by applying the following annual rates to the Fund's average weekly net assets:
[                 .]* Except as hereinafter set forth, compensation under
this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rate to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   7. The Investment Adviser will use its best efforts in the management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its


------------
* See page 19 of the Proxy Statement for a table setting forth the management fee rate(s) applicable to the Trust.


                             EX B-2
obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

   8. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that: (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   12. The Declaration of Trust establishing [         ,] dated [         ,]
a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts,
provides that the name [      ] refers to the Trustees under the Declaration
collectively as Trustees, but not as individuals or personally; and no
Trustee, shareholder, officer, employee or agent of [      ] shall be held to
any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with
the affairs of said [       ,] but the Trust Estate only shall be liable.

                             EX B-3

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          [          ]

                                          By: /s/
                                             ..................................

Attest:
 /s/
 ...............................

                                          DEAN WITTER INTERCAPITAL INC.

                                          By: /s/
                                             ..................................

Attest:
 /s/
 ...............................

                             EX B-4

                    MUNICIPAL PREMIUM INCOME TRUST

                                PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Municipal Premium Income Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK


                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY
    FOR ANY PARTICULAR NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A
    LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Advisory           [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.



Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION



                        MUNICIPAL PREMIUM INCOME TRUST


                                   IMPORTANT

                 PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                        MUNICIPAL PREMIUM INCOME TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of MUNICIPAL PREMIUM INCOME TRUST on May 20, 1997 at 11:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.


  IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE
             ENCLOSED ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE
             COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       097

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

                    INTERCAPITAL INSURED MUNICIPAL TRUST

                                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Insured Municipal Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                        (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK


                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY
    FOR ANY PARTICULAR NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.



Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                      INTERCAPITAL INSURED MUNICIPAL TRUST


                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                     INTERCAPITAL INSURED MUNICIPAL TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL TRUST on May 20, 1997 at 11:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.

 IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
            ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.


                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       094

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

                    INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                                      PROXY

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Insured Municipal Income Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK


                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY
    FOR ANY PARTICULAR NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.




Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            PLEASE DETACH AT PERFORATION


                    INTERCAPITAL INSURED MUNICIPAL INCOME TRUST


                                   IMPORTANT


                     PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                 INTERCAPITAL INSURED MUNICIPAL INCOME TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL INCOME TRUST on May 20, 1997 at 11:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.


IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       110

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

                    INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                                   PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Insured Municipal Bond Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK


                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY
    FOR ANY PARTICULAR NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A LINE
    THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.



Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                        PLEASE DETACH AT PERFORATION



                 INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                                 IMPORTANT

                PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL BOND TRUST on May 20, 1997 at 11:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.


IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       092

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

               INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

                                 PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Quality Municipal Income Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting date March 19, 1997 as follows:




                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY
    FOR ANY PARTICULAR NOMINEE, MARK THE
    "FOR ALL EXCEPT" BOX AND STRIKE A
    LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.


Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           PLEASE DETACH AT PERFORATION


                    INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                 INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST on May 20, 1997 at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.


IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       099

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

               INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital Quality Municipal Investment Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated March 19, 1997 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

        IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY FOR
    ANY PARTICULAR NOMINEE, MARK THE "FOR ALL
    EXCEPT" BOX AND STRIKE A LINE THROUGH THE
    NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.



Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST


                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

               INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST on May 20, 1997 at 11:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.


IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       093

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature

          INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of InterCapital California Insured Municipal Income Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:





                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEE AND THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT-THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK


                                                                       FOR ALL
                                                  FOR      WITHHOLD    EXCEPT
1.  Election of one (1) Trustee:                  [ ]       [ ]         [ ]
    Wayne E. Hedien

    IF YOU WISH TO WITHHOLD AUTHORITY FOR
    ANY PARTICULAR NOMINEE, MARK THE "FOR ALL
    EXCEPT" BOX AND STRIKE A LINE THROUGH THE
    NOMINEE'S NAME.


                                                  FOR     AGAINST     ABSTAIN
2.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.



Please make sure to sign and date
this Proxy using black or blue ink.                         Date_______________
----------------------------------           ----------------------------------


----------------------------------           ----------------------------------
Shareholder sign in the box above       Co-Owner (if any) sign in the box above



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             PLEASE DETACH AT PERFORATION



               INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST


                                     IMPORTANT

                    PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST


                 SPECIAL MEETING OF SHAREHOLDERS--MAY 20, 1997


                                    PROXY


   The undersigned hereby appoints ROBERT M. SCANLAN, JOSEPH J. MCALINDEN, BARRY FINK, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST on May 20, 1997 at 11:00 A.M., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL.


IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
           ENVELOPE SO THAT YOUR VOTE ON ALL MATTERS MAY BE COUNTED.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.    PREFERRED SHARES


1. ELECTION OF TRUSTEE:    [ ] FOR THE NOMINEE       [ ] WITHHOLD AUTHORITY
                               (except as marked         (to vote for all
                                to the contrary           nominees listed
                                below)                    below)

                              Wayne E. Hedien


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
2. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

                                FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
                                                                       120

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                        Please sign personally. If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only
                                        authorized officers should sign for
                                        corporations.
                                        Dated
                                             ----------------------------------

                                        ---------------------------------------
                                                       Signature

                                        ---------------------------------------
                                                       Signature